UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-4084
Hawaiian Tax-Free Trust
(Exact name of registrant as specified in charter)

111 S. King Street, 4th Floor
Honolulu, Hawaii 96813
(Address of principal executive offices) (ZIP code)

Joel L. Weiss
Hawaiian Tax-Free Trust
1636 N. Cedar Crest Blvd.
Suite #161
Allentown, PA 18104
(Name and address of agent for service)

Registrant's telephone number, including area code:
(808) 694-6022
Date of fiscal year end:
March 31
Date of reporting period:
March 31, 2026
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Hawaiian Tax-Free Trust
Class A | HULAX
Annual Shareholder Report — March 31, 2026
This annual shareholder report contains important information about the Hawaiian Tax-Free Trust (the “Trust”)  for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Trust at https://www.hawaiiantaxfreetrust.com. You can also request this information by contacting us at 800‑437‑1000.
What were the Trust costs for the last year?
(Based on a hypothetical $10,000 investment)
Trust (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hawaiian Tax-Free Trust (Class A / HULAX)	$93	0.91%
Management’s Discussion of Trust Performance
Over the one-year period ended March 31, 2026, the Hawaiian Tax-Free Trust’s Class A shares returned 3.93% (without sales charge). This performance lagged the 4.29% return of the Trust’s primary benchmark, the Bloomberg Municipal Bond Index. Additionally, the Bloomberg Hawaii Municipal Bond Index, the Trust’s secondary benchmark, returned 4.81% during the same period. The market has remained volatile within a trading range of approximately 50 bps. Several key events have triggered the rates outlook for the market.
In the first quarter of 2026, volatility arising from the Iranian conflict shocked the markets. Markets were concerned about a dramatic spike in oil prices following the closure of the Strait of Hormuz and Iran’s targeting of Middle East oil infrastructure. During this period, the Federal Reserve paused further interest-rate cuts but indicated the possibility of one additional cut before year-end, depending on incoming data. Prior to the conflict, the market had priced in nearly three additional Fed Funds rate cuts in 2026. The market outlook reversed as oil prices rose and expectations shifted to a “no cut” stance for the year. In remarks during the quarter, Federal Reserve Chair Jerome Powell refocused attention from oil-price volatility to the potential impact on U.S. economic activity. Despite easing concerns about embedded inflationary pressures, overall interest rates increased during the first quarter of this year.
During the one-year period ended March 31, 2026:
  The Trust’s underperformance relative to its primary benchmark was attributable to the longer maturity bias of securities held by the Trust.
  The Trust’s longer maturity relative to the primary benchmark provided a negative headwind. However, we believe the more attractive yields in the long end of the curve may represent a substantial potential long-term benefit for shareholders.
Trust Performance
The following is a comparison of the change in value of a $10,000 investment in Hawaiian Tax-Free Trust’s Class A vs. the Bloomberg Municipal Bond Index and the Bloomberg Hawaii Municipal Bond Index.
Growth of $10,000
For the years March 31, 2016 through March 31, 2026
Average Annual Total Returns	1 Year	5 Years	10 Years
Class A (with maximum 3.00% sales charge)	0.83%	-0.35%	0.59%
Class A (without sales charge)	3.93%	0.27%	1.00%
Bloomberg Municipal Bond Index	4.29%	0.84%	2.16%
Bloomberg Hawaii Municipal Bond Index	4.81%	0.80%	1.98%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
Please visit https://www.hawaiiantaxfreetrust.com for performance data current to the most recent month-end.
Key Trust Statistics
The following table outlines key Trust statistics that you should pay attention to.
Trust net assets	$366,070,670
Total number of portfolio holdings	94
Total advisory fee paid	$878,183
Portfolio turnover rate as of the end of the reporting period	30%
Portfolio Holdings Summary Table (as of March 31, 2026)
The following table presents a summary by credit quality of the portfolio holdings of the Trust, as a percentage of net assets:
CREDIT QUALITY
AAA	4.4%
AA+	34.9%
AA	28.6%
AA-	24.9%
A+	4.8%
BBB+	0.7%
Cash	1.7%

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Trust will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Trust will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Trust, and not the Trust itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond (if any) is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.
Material Trust changes during the period
During the fiscal year ended March 31, 2026, there were no material changes to the Trust.
Changes in and Disagreements with Accountants
During the fiscal year ended March 31, 2026, there were no changes in and/or disagreements with Accountants.
Availability of Additional Information
You can find additional information about the Trust, including the Trust’s prospectus, financial information, holdings and proxy voting information, at https://www.hawaiiantaxfreetrust.com.
Householding
To reduce Trust expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same residential address. Unless we are notified otherwise, we may continue to send only one copy of these materials for as long as they remain a shareholder of the Trust. If you would like to receive individual mailings, please contact the Trust at 800-437-1000, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Trust or your financial intermediary.
Hawaiian Tax-Free Trust Class A (HULAX)
Annual Shareholder Report — March 31, 2026
HULAX-03/26-AR

Hawaiian Tax-Free Trust
Class C | HULCX
Annual Shareholder Report — March 31, 2026
This annual shareholder report contains important information about the Hawaiian Tax-Free Trust (the “Trust”)  for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Trust at https://www.hawaiiantaxfreetrust.com. You can also request this information by contacting us at 800‑437‑1000.
What were the Trust costs for the last year?
(Based on a hypothetical $10,000 investment)
Trust (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hawaiian Tax-Free Trust (Class C / HULCX)	$174	1.71%
Management’s Discussion of Trust Performance
Over the one-year period ended March 31, 2026, the Hawaiian Tax-Free Trust’s Class C shares returned 3.11% (without contingent deferred sales charge). This performance lagged the 4.29% return of the Trust’s primary benchmark, the Bloomberg Municipal Bond Index. Additionally, the Bloomberg Hawaii Municipal Bond Index, the Trust’s secondary benchmark, returned 4.81% during the same period. The market has remained volatile within a trading range of approximately 50 bps. Several key events have triggered the rates outlook for the market.
In the first quarter of 2026, volatility arising from the Iranian conflict shocked the markets. Markets were concerned about a dramatic spike in oil prices following the closure of the Strait of Hormuz and Iran’s targeting of Middle East oil infrastructure. During this period, the Federal Reserve paused further interest-rate cuts but indicated the possibility of one additional cut before year-end, depending on incoming data. Prior to the conflict, the market had priced in nearly three additional Fed Funds rate cuts in 2026. The market outlook reversed as oil prices rose and expectations shifted to a “no cut” stance for the year. In remarks during the quarter, Federal Reserve Chair Jerome Powell refocused attention from oil-price volatility to the potential impact on U.S. economic activity. Despite easing concerns about embedded inflationary pressures, overall interest rates increased during the first quarter of this year.
During the one-year period ended March 31, 2026:
  The Trust’s underperformance relative to its primary benchmark was attributable to the longer maturity bias of securities held by the Trust.
  The Trust’s longer maturity relative to the primary benchmark provided a negative headwind. However, we believe the more attractive yields in the long end of the curve may represent a substantial potential long-term benefit for shareholders.
Trust Performance
The following is a comparison of the change in value of a $10,000 investment in Hawaiian Tax-Free Trust’s Class C vs. the Bloomberg Municipal Bond Index and the Bloomberg Hawaii Municipal Bond Index.
Growth of $10,000
For the years March 31, 2016 through March 31, 2026
Average Annual Total Returns	1 Year	5 Years	10 Years
Class C (with maximum 1.00% contingent deferred sales charge)	2.11%	-0.53%	0.19%
Class C (without contingent deferred sales charge)	3.11%	-0.53%	0.19%
Bloomberg Municipal Bond Index	4.29%	0.84%	2.16%
Bloomberg Hawaii Municipal Bond Index	4.81%	0.80%	1.98%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
Please visit https://www.hawaiiantaxfreetrust.com for performance data current to the most recent month-end.
Key Trust Statistics
The following table outlines key Trust statistics that you should pay attention to.
Trust net assets	$366,070,670
Total number of portfolio holdings	94
Total advisory fee paid	$878,183
Portfolio turnover rate as of the end of the reporting period	30%
Portfolio Holdings Summary Table (as of March 31, 2026)
The following table presents a summary by credit quality of the portfolio holdings of the Trust, as a percentage of net assets:
CREDIT QUALITY
AAA	4.4%
AA+	34.9%
AA	28.6%
AA-	24.9%
A+	4.8%
BBB+	0.7%
Cash	1.7%

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Trust will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Trust will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Trust, and not the Trust itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond (if any) is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.
Material Trust changes during the period
During the fiscal year ended March 31, 2026, there were no material changes to the Trust.
Changes in and Disagreements with Accountants
During the fiscal year ended March 31, 2026, there were no changes in and/or disagreements with Accountants.
Availability of Additional Information
You can find additional information about the Trust, including the Trust’s prospectus, financial information, holdings and proxy voting information, at https://www.hawaiiantaxfreetrust.com.
Householding
To reduce Trust expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same residential address. Unless we are notified otherwise, we may continue to send only one copy of these materials for as long as they remain a shareholder of the Trust. If you would like to receive individual mailings, please contact the Trust at 800-437-1000, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Trust or your financial intermediary.
Hawaiian Tax-Free Trust Class C (HULCX)
Annual Shareholder Report — March 31, 2026
HULCX-03/26-AR
Hawaiian Tax-Free Trust
Class F | HULFX
Annual Shareholder Report — March 31, 2026
This annual shareholder report contains important information about the Hawaiian Tax-Free Trust (the “Trust”)  for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Trust at https://www.hawaiiantaxfreetrust.com. You can also request this information by contacting us at 800‑437‑1000.
What were the Trust costs for the last year?
(Based on a hypothetical $10,000 investment)
Trust (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hawaiian Tax-Free Trust (Class F / HULFX)	$69	0.68%
Management’s Discussion of Trust Performance
Over the one-year period ended March 31, 2026, the Hawaiian Tax-Free Trust’s Class F shares returned 4.13%. This performance lagged the 4.29% return of the Trust’s primary benchmark, the Bloomberg Municipal Bond Index. Additionally, the Bloomberg Hawaii Municipal Bond Index, the Trust’s secondary benchmark, returned 4.81% during the same period. The market has remained volatile within a trading range of approximately 50 bps. Several key events have triggered the rates outlook for the market.
In the first quarter of 2026, volatility arising from the Iranian conflict shocked the markets. Markets were concerned about a dramatic spike in oil prices following the closure of the Strait of Hormuz and Iran’s targeting of Middle East oil infrastructure. During this period, the Federal Reserve paused further interest-rate cuts but indicated the possibility of one additional cut before year-end, depending on incoming data. Prior to the conflict, the market had priced in nearly three additional Fed Funds rate cuts in 2026. The market outlook reversed as oil prices rose and expectations shifted to a “no cut” stance for the year. In remarks during the quarter, Federal Reserve Chair Jerome Powell refocused attention from oil-price volatility to the potential impact on U.S. economic activity. Despite easing concerns about embedded inflationary pressures, overall interest rates increased during the first quarter of this year.
During the one-year period ended March 31, 2026:
  The Trust’s underperformance relative to its primary benchmark was attributable to the longer maturity bias of securities held by the Trust.
  The Trust’s longer maturity relative to the primary benchmark provided a negative headwind. However, we believe the more attractive yields in the long end of the curve may represent a substantial potential long-term benefit for shareholders.
Trust Performance
The following is a comparison of the change in value of a $10,000 investment in Hawaiian Tax-Free Trust’s Class F vs. the Bloomberg Municipal Bond Index and the Bloomberg Hawaii Municipal Bond Index.
Growth of $10,000
For the period November 30, 2018* through March 31, 2026
Average Annual Total Returns	1 Year	5 Years	Since inception
Class F	4.13%	0.46%	1.52%*
Bloomberg Municipal Bond Index	4.29%	0.84%	2.40%**
Bloomberg Hawaii Municipal Bond Index	4.81%	0.80%	2.27%**
*	Class F Shares commenced operations on November 30, 2018.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
Please visit https://www.hawaiiantaxfreetrust.com for performance data current to the most recent month-end.
Key Trust Statistics
The following table outlines key Trust statistics that you should pay attention to.
Trust net assets	$366,070,670
Total number of portfolio holdings	94
Total advisory fee paid	$878,183
Portfolio turnover rate as of the end of the reporting period	30%
Portfolio Holdings Summary Table (as of March 31, 2026)
The following table presents a summary by credit quality of the portfolio holdings of the Trust, as a percentage of net assets:
CREDIT QUALITY
AAA	4.4%
AA+	34.9%
AA	28.6%
AA-	24.9%
A+	4.8%
BBB+	0.7%
Cash	1.7%

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Trust will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Trust will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Trust, and not the Trust itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond (if any) is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.
Material Trust changes during the period
During the fiscal year ended March 31, 2026, there were no material changes to the Trust.
Changes in and Disagreements with Accountants
During the fiscal year ended March 31, 2026, there were no changes in and/or disagreements with Accountants.
Availability of Additional Information
You can find additional information about the Trust, including the Trust’s prospectus, financial information, holdings and proxy voting information, at https://www.hawaiiantaxfreetrust.com.
Householding
To reduce Trust expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same residential address. Unless we are notified otherwise, we may continue to send only one copy of these materials for as long as they remain a shareholder of the Trust. If you would like to receive individual mailings, please contact the Trust at 800-437-1000, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Trust or your financial intermediary.
Hawaiian Tax-Free Trust Class F (HULFX)
Annual Shareholder Report — March 31, 2026
HULFX-03/26-AR
Hawaiian Tax-Free Trust
Class Y | HULYX
Annual Shareholder Report — March 31, 2026
This annual shareholder report contains important information about the Hawaiian Tax-Free Trust (the “Trust”)  for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Trust at https://www.hawaiiantaxfreetrust.com. You can also request this information by contacting us at 800‑437‑1000.
What were the Trust costs for the last year?
(Based on a hypothetical $10,000 investment)
Trust (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hawaiian Tax-Free Trust (Class Y / HULYX)	$72	0.71%
Management’s Discussion of Trust Performance
Over the one-year period ended March 31, 2026, the Hawaiian Tax-Free Trust’s Class Y shares returned 4.13%. This performance lagged the 4.29% return of the Trust’s primary benchmark, the Bloomberg Municipal Bond Index. Additionally, the Bloomberg Hawaii Municipal Bond Index, the Trust’s secondary benchmark, returned 4.81% during the same period. The market has remained volatile within a trading range of approximately 50 bps. Several key events have triggered the rates outlook for the market.
In the first quarter of 2026, volatility arising from the Iranian conflict shocked the markets. Markets were concerned about a dramatic spike in oil prices following the closure of the Strait of Hormuz and Iran’s targeting of Middle East oil infrastructure. During this period, the Federal Reserve paused further interest-rate cuts but indicated the possibility of one additional cut before year-end, depending on incoming data. Prior to the conflict, the market had priced in nearly three additional Fed Funds rate cuts in 2026. The market outlook reversed as oil prices rose and expectations shifted to a “no cut” stance for the year. In remarks during the quarter, Federal Reserve Chair Jerome Powell refocused attention from oil-price volatility to the potential impact on U.S. economic activity. Despite easing concerns about embedded inflationary pressures, overall interest rates increased during the first quarter of this year.
During the one-year period ended March 31, 2026:
  The Trust’s underperformance relative to its primary benchmark was attributable to the longer maturity bias of securities held by the Trust.
  The Trust’s longer maturity relative to the primary benchmark provided a negative headwind. However, we believe the more attractive yields in the long end of the curve may represent a substantial potential long-term benefit for shareholders.
Trust Performance
The following is a comparison of the change in value of a $10,000 investment in Hawaiian Tax-Free Trust’s Class Y vs. the Bloomberg Municipal Bond Index and the Bloomberg Hawaii Municipal Bond Index.
Growth of $10,000
For the years March 31, 2016 through March 31, 2026
Average Annual Total Returns	1 Year	5 Years	10 Years
Class Y	4.13%	0.47%	1.20%
Bloomberg Municipal Bond Index	4.29%	0.84%	2.16%
Bloomberg Hawaii Municipal Bond Index	4.81%	0.80%	1.98%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
Please visit https://www.hawaiiantaxfreetrust.com for performance data current to the most recent month-end.
Key Trust Statistics
The following table outlines key Trust statistics that you should pay attention to.
Trust net assets	$366,070,670
Total number of portfolio holdings	94
Total advisory fee paid	$878,183
Portfolio turnover rate as of the end of the reporting period	30%
Portfolio Holdings Summary Table (as of March 31, 2026)
The following table presents a summary by credit quality of the portfolio holdings of the Trust, as a percentage of net assets:
CREDIT QUALITY
AAA	4.4%
AA+	34.9%
AA	28.6%
AA-	24.9%
A+	4.8%
BBB+	0.7%
Cash	1.7%

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Trust will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Trust will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Trust, and not the Trust itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond (if any) is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.
Material Trust changes during the period
During the fiscal year ended March 31, 2026, there were no material changes to the Trust.
Changes in and Disagreements with Accountants
During the fiscal year ended March 31, 2026, there were no changes in and/or disagreements with Accountants.
Availability of Additional Information
You can find additional information about the Trust, including the Trust’s prospectus, financial information, holdings and proxy voting information, at https://www.hawaiiantaxfreetrust.com.
Householding
To reduce Trust expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same residential address. Unless we are notified otherwise, we may continue to send only one copy of these materials for as long as they remain a shareholder of the Trust. If you would like to receive individual mailings, please contact the Trust at 800-437-1000, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Trust or your financial intermediary.
Hawaiian Tax-Free Trust Class Y (HULYX)
Annual Shareholder Report — March 31, 2026
HULYX-03/26-AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by this report, the Registrant’s Board of Trustees has determined that Mr. Glenn O’Flaherty, a member of the Registrant’s Audit Committee, is the audit committee financial expert. Mr. O’Flaherty is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $32,600 for the fiscal year ending March 31, 2026 and $32,600 for the fiscal year ending March 31, 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending March 31, 2026 and $0 for the fiscal year ending March 31, 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 for the fiscal year ending March 31, 2026 and $3,000 for the fiscal year ending March 31, 2025. These fees were for review of the Fund’s federal and state income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending March 31, 2026 and $0 for the fiscal year ending March 31, 2025.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for the fiscal year ending March 31, 2026 and $0 for the fiscal year ending March 31, 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)

The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Class A
Class C
Class F
Class Y
Annual Financials and Additional Information
March 31, 2026
The Trust is distributed by Foreside Funds Distributors LLC. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Trust.

HAWAIIAN TAX-FREE TRUST
Portfolio of Investments
March 31, 2026
	Principal Amount	Value
MUNICIPAL BONDS — 97.3%
Hawaii — 97.3%
Hawaii County GO, Callable 09/01/35 at 100, 5.00%, 9/1/46	$ 6,000,000	$ 6,371,865
Hawaii County GO, Callable 09/01/35 at 100, 5.25%, 9/1/47	6,000,000	6,457,837
Hawaii County GO, Refunding, Callable 09/01/33 at 100, 5.00%, 9/1/41	3,600,000	3,895,394
Hawaii County GO, Series A, Refunding, Callable 05/01/26 at 100, 4.00%, 9/1/35	1,000,000	1,000,341
Hawaii Housing Finance & Development Corp. Revenue, Hale Moiliili, Putable, 3.30%, 12/1/29(a)	12,000,000	12,067,675
Hawaii Housing Finance & Development Corp. Revenue, Series A, Callable 01/01/34 at 100, 4.75%, 7/1/55	1,835,000	1,794,605
Hawaii Housing Finance & Development Corp. Revenue, Series A, Callable 01/01/34 at 101, 6.00%, 7/1/56	3,200,000	3,534,606
Hawaii Housing Finance & Development Corp. Revenue, Series A, Callable 04/21/26 at 100, 3.75%, 1/1/31	1,825,000	1,825,556
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 7/1/48	2,465,000	2,473,649
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/32 at 100, 5.00%, 7/1/47	5,750,000	5,824,225
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/35 at 100, 5.25%, 7/1/51	22,600,000	23,247,583
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Series D, Refunding, Callable 07/01/35 at 100, 5.00%, 7/1/41	$3,465,000	$ 3,825,681
Hawaii State Department of Budget & Finance Revenue, Callable 07/01/33 at 100, 5.50%, 7/1/52	10,000,000	10,634,321
Hawaii State Department of Budget & Finance Revenue, Refunding, 4.00%, 1/1/28	340,000	342,552
Hawaii State Department of Budget & Finance Revenue, Refunding, 4.00%, 1/1/29	360,000	363,403
Hawaii State Department of Budget & Finance Revenue, Refunding, Callable 01/01/30 at 100, 4.00%, 1/1/32	540,000	541,090
Hawaii State Department of Budget & Finance Revenue, Refunding, Callable 01/01/30 at 100, 4.00%, 1/1/33	540,000	538,125
Hawaii State Department of Budget & Finance Revenue, Refunding, Callable 01/01/30 at 100, 3.00%, 1/1/34	435,000	398,578
Hawaii State Department of Budget & Finance Revenue, Refunding, Callable 01/01/30 at 100, 3.00%, 1/1/35	300,000	270,165
Hawaii State Department of Budget & Finance Revenue, Refunding, Callable 01/01/30 at 100, 3.00%, 1/1/36	280,000	247,042
Hawaii State Department of Budget & Finance Revenue, Series A, Refunding, 5.00%, 7/1/31	1,000,000	1,095,021
Hawaii State Department of Budget & Finance Revenue, Series A, Refunding, Callable 07/01/33 at 100, 5.00%, 7/1/37	2,675,000	2,922,558

The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Portfolio of Investments (Continued)
March 31, 2026
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Series A, Refunding, Callable 07/01/35 at 100, 5.00%, 7/1/42	$12,000,000	$ 12,789,671
Hawaii State Department of Budget & Finance Revenue, Series A, Refunding, Callable 07/01/35 at 100, 5.00%, 7/1/43	5,000,000	5,299,123
Hawaii State Department of Budget & Finance Revenue, Series B, Refunding, 5.00%, 7/1/32	2,500,000	2,767,822
Hawaii State Department of Hawaiian Home Lands Revenue, COP, Series A, Refunding, 5.00%, 11/1/27	1,115,000	1,158,039
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 4/1/26	945,000	945,000
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 4/1/29	905,000	925,920
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 4/1/30	840,000	859,334
Hawaii State GO, Series EO, Callable 05/01/26 at 100, 5.00%, 8/1/30	3,195,000	3,201,416
Hawaii State GO, Series EO, Unrefunded portion, Callable 05/01/26 at 100, 5.00%, 8/1/28	1,735,000	1,738,617
Hawaii State GO, Series EO, Unrefunded portion, Callable 05/01/26 at 100, 5.00%, 8/1/29	1,475,000	1,478,037
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 5.00%, 5/1/34	2,540,000	2,593,540
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series FW, Callable 01/01/29 at 100, 5.00%, 1/1/38	$6,000,000	$ 6,250,509
Hawaii State GO, Series FW, Callable 01/01/29 at 100, 5.00%, 1/1/39	400,000	415,613
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 7/1/36	9,000,000	9,000,138
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 7/1/37	9,000,000	8,914,546
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 1/1/35	1,010,000	1,094,568
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 1/1/37	2,800,000	3,002,655
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 1/1/41	3,580,000	3,772,603
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/29 at 100, 5.00%, 1/1/32	1,000,000	1,057,998
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/26 at 100, 5.00%, 1/1/30	4,500,000	4,527,574
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/26 at 100, 4.00%, 1/1/31	4,300,000	4,312,421
Honolulu City & County Board of Water Supply Revenue, Callable 07/01/33 at 100, 5.00%, 7/1/40	760,000	827,356

The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Portfolio of Investments (Continued)
March 31, 2026
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply Revenue, Callable 07/01/33 at 100, 5.00%, 7/1/41	$ 800,000	$ 869,617
Honolulu City & County Board of Water Supply Revenue, Callable 07/01/33 at 100, 5.00%, 7/1/43	885,000	951,765
Honolulu City & County Board of Water Supply Revenue, Callable 07/01/33 at 100, 5.00%, 7/1/52	5,150,000	5,289,814
Honolulu City & County Board of Water Supply Revenue, Series A, Callable 07/01/31 at 100, 4.00%, 7/1/39	35,000	35,381
Honolulu City & County Board of Water Supply Revenue, Series A, Refunding, Callable 07/01/34 at 100, 5.25%, 7/1/49	7,500,000	7,945,285
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/42	2,435,000	2,628,530
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/43	1,500,000	1,610,460
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/44	3,400,000	3,622,635
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/45	3,455,000	3,652,288
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/46	3,865,000	4,062,037
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/47	4,115,000	4,293,621
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 07/01/33 at 100, 5.00%, 7/1/48	$3,325,000	$ 3,453,603
Honolulu City & County GO, Series A, Callable 07/01/34 at 100, 5.00%, 7/1/45	3,000,000	3,193,422
Honolulu City & County GO, Series A, Callable 09/01/27 at 100, 4.00%, 9/1/37	1,800,000	1,803,527
Honolulu City & County GO, Series D, Refunding, Callable 07/01/35 at 100, 5.00%, 7/1/38	16,510,000	18,489,369
Honolulu City & County GO, Series D, Refunding, Callable 07/01/35 at 100, 5.00%, 7/1/39	7,350,000	8,178,366
Honolulu City & County Revenue, Kaleimao Village-West, Putable, 5.00%, 5/1/29(a)	5,000,000	5,181,724
Honolulu City & County Revenue, Maunakea Tower Apartments, Putable, 5.00%, 6/1/27, (HUD SECT 8)(a)	1,000,000	1,003,632
Honolulu City & County Wastewater System Revenue, Senior Series, Callable 07/01/33 at 100, 5.00%, 7/1/48	3,720,000	3,856,860
Honolulu City & County Wastewater System Revenue, Senior Series, Callable 07/01/33 at 100, 5.25%, 7/1/53	10,000,000	10,436,316
Honolulu City & County Wastewater System Revenue, Senior Series, Series A, Callable 07/01/32 at 100, 5.00%, 7/1/51	14,360,000	14,704,840
Honolulu City & County Wastewater System Revenue, Senior Series, Series A, Callable 07/01/32 at 100, 5.25%, 7/1/51	17,500,000	18,233,134

The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Portfolio of Investments (Continued)
March 31, 2026
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior Series, Series B, Callable 07/01/35 at 100, 5.25%, 7/1/55	$16,000,000	$ 16,863,160
Honolulu City & County Wastewater System Revenue, Series A, Callable 07/01/29 at 100, 5.00%, 7/1/44	770,000	792,694
Kauai County GO, 5.00%, 8/1/26	235,000	236,943
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 8/1/28	285,000	294,147
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 8/1/30	385,000	396,690
Kauai County GO, Callable 08/01/27 at 100, 4.00%, 8/1/32	200,000	202,531
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 8/1/37	200,000	204,380
Kauai County GO, OID, Callable 08/01/27 at 100, 2.50%, 8/1/29	825,000	806,570
Kauai County GO, Refunding, 5.00%, 8/1/29	3,000,000	3,221,415
Kauai County GO, Refunding, 5.00%, 8/1/30	3,500,000	3,818,650
Kauai County GO, Refunding, 5.00%, 8/1/31	3,000,000	3,319,556
Kauai County GO, Refunding, 5.00%, 8/1/33	3,000,000	3,391,666
Maui County GO, Callable 03/01/32 at 100, 5.00%, 3/1/38	1,650,000	1,775,435
Maui County GO, Callable 03/01/32 at 100, 5.00%, 3/1/39	3,885,000	4,165,501
Maui County GO, Callable 03/01/32 at 100, 5.00%, 3/1/40	4,075,000	4,353,524
Maui County GO, Callable 03/01/32 at 100, 5.00%, 3/1/41	1,350,000	1,436,870
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Callable 03/01/32 at 100, 5.00%, 3/1/42	$1,000,000	$ 1,060,308
Maui County GO, Callable 09/01/35 at 100, 5.00%, 9/1/42	1,400,000	1,526,605
Maui County GO, Refunding, Callable 03/01/30 at 100, 5.00%, 3/1/40	1,200,000	1,258,517
Maui County GO, Refunding, Callable 09/01/28 at 100, 5.00%, 9/1/30	2,000,000	2,109,147
University of Hawaii Revenue, Series B, Refunding, Callable 05/01/26 at 100, 5.00%, 10/1/26	1,000,000	1,001,957
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/1/29	4,000,000	4,054,742
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/1/31	3,650,000	3,699,952
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/1/29	1,000,000	1,032,366
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/1/30	2,000,000	2,066,738
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/1/31	2,500,000	2,580,465
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/1/34	655,000	673,078
TOTAL MUNICIPAL BONDS (Cost $359,160,425)		356,444,205

The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Portfolio of Investments (Concluded)
March 31, 2026
	Number of Shares	Value
SHORT-TERM INVESTMENT — 1.7%
Money Market Fund — 1.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 3.53%(b)	6,144,161	$ 6,144,161
TOTAL SHORT-TERM INVESTMENT (Cost $6,144,161)		6,144,161

TOTAL INVESTMENTS - 99.0% (Cost $365,304,586)		362,588,366
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		3,482,304
NET ASSETS - 100.0%		$366,070,670

(a)	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(b)	Rate disclosed is the 7-day yield at March 31, 2026.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
GO	General Obligation
HUD SECT 8	Housing and Urban Development Section 8
OID	Original Issue Discount
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Statement of Assets and Liabilities
March 31, 2026
Assets
Investments, at value (Cost $365,304,586)	$362,588,366
Receivables:
Interest	4,398,171
Capital shares sold	44,910
Prepaid expenses and other assets	23,639
Total Assets	367,055,086
Liabilities
Payables:
Capital shares redeemed	454,839
Distributions to shareholders	164,583
Transfer agent fees	75,503
Administration and accounting fees	74,526
Investment adviser	72,115
Distribution fees	58,528
Audit fees	35,600
Legal fees	9,420
Accrued expenses	39,302
Total Liabilities	984,416
Net Assets	$366,070,670
Net Assets Consisted of:
Capital stock, $0.01 par value	$347,899
Paid-in capital	388,546,179
Total distributable earnings/(loss)	(22,823,408)
Net Assets	$366,070,670
Class A:
Net assets	$330,927,702
Shares outstanding	31,454,478
Net asset value, redemption price per share	$10.52
Maximum offering price per share (100/97.00 of $10.52)	$10.85
Class C:
Net assets	$2,251,161
Shares outstanding	214,170
Net asset value, offering and redemption price per share	$10.51
Class F:
Net assets	$1,272,266
Shares outstanding	120,954
Net asset value, offering and redemption price per share	$10.52
Class Y:
Net assets	$31,619,541
Shares outstanding	3,000,262
Net asset value, offering and redemption price per share	$10.54
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Statement of Operations
For the Year Ended March 31, 2026
Investment income
Interest	$13,392,509
Dividends	420,388
Total investment income	13,812,897
Expenses
Advisory fees(Note 2)	878,183
Distribution fees (Class A)(Note 2)	689,710
Administration and accounting fees(Note 2)	553,210
Transfer agent fees(Note 2)	430,608
Trustees’ and officers’ fees(Note 2)	346,359
Legal fees	246,175
Printing fees	58,689
Custodian fees(Note 2)	40,610
Audit fees	35,600
Registration and filing fees	30,146
Distribution fees (Class C)(Note 2)	30,122
Other expenses	92,380
Total expenses	3,431,792
Net investment income	10,381,105
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(4,505,001)
Net change in unrealized appreciation on investments	9,006,773
Net realized and unrealized gain on investments	4,501,772
Net increase in net assets resulting from operations	$14,882,877
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Net increase/(decrease) in net assets from operations:
Net investment income	$10,381,105	$9,272,578
Net realized losses from investments	(4,505,001)	(5,640,440)
Net change in unrealized appreciation on investments	9,006,773	1,462,517
Net increase in net assets resulting from operations	14,882,877	5,094,655
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class A	(9,336,366)	(8,268,569)
Class C	(56,991)	(65,924)
Class F	(27,805)	(9,461)
Class Y	(960,107)	(928,327)
Net decrease in net assets from dividends and distributions to shareholders	(10,381,269)	(9,272,281)
Decrease in net assets derived from capital share transactions (Note 4)	(35,592,593)	(70,016,288)
Total decrease in net assets	(31,090,985)	(74,193,914)
Net assets
Beginning of year	397,161,655	471,355,569
End of year	$366,070,670	$397,161,655
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Per Share Operating Performance
Net asset value, beginning of year	$10.40	$10.51	$10.62	$10.82	$11.48
Net investment income(1)	0.28	0.22	0.21	0.17	0.17
Net realized and unrealized gain/(loss) on investments	0.12	(0.11)	(0.11)	(0.19)	(0.65)
Total from investment operations	0.40	0.11	0.10	(0.02)	(0.48)
Dividends and distributions to shareholders from:
Net investment income	(0.28)	(0.22)	(0.21)	(0.18)	(0.17)
Net realized capital gains	—	—	—	(0.00)(2)	(0.01)
Total dividends and distributions to shareholders	(0.28)	(0.22)	(0.21)	(0.18)	(0.18)
Net asset value, end of year	$10.52	$10.40	$10.51	$10.62	$10.82
Total investment return(3)	3.93%	1.08%	0.95%	(0.19)%	(4.25)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$330,928	$359,248	$413,159	$456,130	$498,513
Ratio of expenses to average net assets	0.91%	0.98%	0.88%	0.86%	0.82%
Ratio of net investment income to average net assets	2.71%	2.12%	1.98%	1.64%	1.47%
Portfolio turnover rate	30%	18%	19%	21%	14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum sales load of 3.00% or any applicable sales charge. If reflected, the return would be lower.
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Per Share Operating Performance
Net asset value, beginning of year	$10.39	$10.51	$10.62	$10.82	$11.47
Net investment income(1)	0.20	0.14	0.12	0.09	0.08
Net realized and unrealized gain/(loss) on investments	0.12	(0.12)	(0.11)	(0.20)	(0.64)
Total from investment operations	0.32	0.02	0.01	(0.11)	(0.56)
Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.14)	(0.12)	(0.09)	(0.08)
Net realized capital gains	—	—	—	(0.00)(2)	(0.01)
Total dividends and distributions to shareholders	(0.20)	(0.14)	(0.12)	(0.09)	(0.09)
Net asset value, end of year	$10.51	$10.39	$10.51	$10.62	$10.82
Total investment return(3)	3.11%	0.18%	0.15%	(0.99)%	(4.94)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$2,251	$4,280	$6,190	$9,779	$15,232
Ratio of expenses to average net assets	1.71%	1.77%	1.68%	1.66%	1.62%
Ratio of net investment income to average net assets	1.91%	1.33%	1.17%	0.82%	0.67%
Portfolio turnover rate	30%	18%	19%	21%	14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Financial Highlights (Continued)

Contained below is per share operating performance data for Class F shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class F
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Per Share Operating Performance
Net asset value, beginning of year	$10.40	$10.52	$10.64	$10.84	$11.50
Net investment income(1)	0.31	0.25	0.23	0.20	0.20
Net realized and unrealized gain/(loss) on investments	0.12	(0.12)	(0.12)	(0.20)	(0.65)
Total from investment operations	0.43	0.13	0.11	—	(0.45)
Dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.25)	(0.23)	(0.20)	(0.20)
Net realized capital gains	—	—	—	(0.00)(2)	(0.01)
Total dividends and distributions to shareholders	(0.31)	(0.25)	(0.23)	(0.20)	(0.21)
Net asset value, end of year	$10.52	$10.40	$10.52	$10.64	$10.84
Total investment return(3)	4.13%	1.20%	1.09%	0.05%	(4.02)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$1,272	$344	$400	$428	$196
Ratio of expenses to average net assets	0.68%	0.76%	0.65%	0.62%	0.60%
Ratio of net investment income to average net assets	2.94%	2.34%	2.22%	1.89%	1.70%
Portfolio turnover rate	30%	18%	19%	21%	14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Financial Highlights (Concluded)

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Per Share Operating Performance
Net asset value, beginning of year	$10.42	$10.53	$10.64	$10.84	$11.50
Net investment income(1)	0.31	0.25	0.23	0.19	0.19
Net realized and unrealized gain/(loss) on investments	0.12	(0.11)	(0.11)	(0.19)	(0.65)
Total from investment operations	0.43	0.14	0.12	—	(0.46)
Dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.25)	(0.23)	(0.20)	(0.19)
Net realized capital gains	—	—	—	(0.00)(2)	(0.01)
Total dividends and distributions to shareholders	(0.31)	(0.25)	(0.23)	(0.20)	(0.20)
Net asset value, end of year	$10.54	$10.42	$10.53	$10.64	$10.84
Total investment return(3)	4.13%	1.28%	1.16%	0.01%	(4.05)%
Ratios/Supplemental Data
Net assets, end of year	$31,620	$33,288	$51,607	$57,409	$72,358
Ratio of expenses to average net assets	0.71%	0.77%	0.68%	0.66%	0.62%
Ratio of net investment income to average net assets	2.91%	2.33%	2.18%	1.83%	1.66%
Portfolio turnover rate	30%	18%	19%	21%	14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
The accompanying notes are an integral part of the financial statements.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements
March 31, 2026
1. Organization and Significant Accounting Policies
Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.
The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust.
The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.
Portfolio Valuation — Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust's Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust's Board of Trustees. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses).
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Trust’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments).
The fair value of a Trust's bonds is generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements (Continued)
March 31, 2026
The valuations for fixed income securities are typically the prices supplied by independent third-party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third-party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
The following is a summary of the inputs used, as of March 31, 2026, in valuing the Trust's investments carried at fair value:
	Total Value at 03/31/26	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Municipal Bonds	$356,444,205	$—	$356,444,205	$—
Short-Term Investment	6,144,161	6,144,161	—	—
Total Assets	$362,588,366	$6,144,161	$356,444,205	$—
At the end of each quarter, the Adviser evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, the Adviser evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Trust may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Trust to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Trust have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Trust had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
For the year ended March 31, 2026, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements (Continued)
March 31, 2026
Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Trust, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Trust’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Trust may enter into contracts that provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made against the Trust in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Segment Reporting — In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Trust has evaluated its business activities and determined that it operates as a single reportable segment.
The Chief Operating Decision Maker (“CODM”) is the Investment Adviser Oversight Committee at the Adviser of the Trust. The CODM has concluded that the Trust operates as a single operating segment since the Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trust’s financial statements.
Accounting Pronouncement — On December 14, 2023, the FASB issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management has reviewed the impact of ASU 2023-09 and concludes there is no material impact on the Trust's financial statements.
2. Transactions with Related Parties and Other Service Providers
The Adviser serves as investment adviser to the Trust pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.23% of the Trust’s net asset value on assets under $875 million; 0.17% of the Trust’s net asset value on assets of $875 million or more, but less than $1.5 billion; and 0.155% of the Trust’s net asset value on assets of $1.5 billion and over.
The Adviser provides certain administrative services to the Trust under an Administrative Services Agreement. The Adviser receives a fee at an annual rate of 0.10% of the Trust’s average daily net assets for providing such administrative services. For the year ended March 31, 2026, the Adviser received fees for its administrative services totaling $381,819.
Other Service Providers
The Bank of New York Mellon (“BNY”) serves as administrator and custodian for the Trust. For providing administrative and accounting services, BNY is entitled to receive a monthly fee equal to an annual percentage rate of the Trust’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. The fees incurred by the Trust for these services are included in the Administration and Custodian fees in the Statement of Operations.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements (Continued)
March 31, 2026
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Trust. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Trust and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Trust for these services are included in Transfer agent fees in the Statement of Operations.
Foreside Funds Services, LLC (the “Distributor”) provides principal underwriting services to the Trust pursuant to an underwriting agreement between the Trust and the Distributor.
The Trust and the Distributor are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Trust compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.20% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Trust’s Class A and Class C shares, respectively. The fees incurred by the Trust for these services are included in the Distribution fees in the Statement of Operations.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY serves as the Secretary of the Trust and is not compensated by the Trust.
Prior to July 31, 2025, JW Fund Management LLC (“JWFM”) provided a Principal Executive Officer and a Principal Financial Officer to the Trust. Effective August 1, 2025, Tidal ETF Services LLC (“Tidal”) provides a Principal Executive Officer and a Principal Financial Officer to the Trust. Chenery Compliance Group, LLC (“Chenery”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Tidal and Chenery are compensated for their services provided to the Trust. JWFM was compensated for its services provided to the Trust through July 31, 2025.
3. Investment in Securities
For the year ended March 31, 2026, aggregated purchases and sales of investment securities (excluding short-term investments) of the Trust were as follows:
	Purchases	Sales
Investment Securities	$110,361,969	$142,736,098
The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements (Continued)
March 31, 2026
4. Capital Share Transactions
For year ended March 31, 2026 and 2025, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
	Shares	Amount	Shares	Amount
Class A
Sales	818,591	$8,636,996	615,579	$6,485,628
Reinvestments	732,141	7,689,629	625,998	6,578,916
Redemptions	(4,644,182)	(48,727,970)	(5,999,846)	(63,203,343)
Net decrease	(3,093,450)	$(32,401,345)	(4,758,269)	$(50,138,799)
Class C
Sales	19,781	$209,782	15,381	$162,289
Reinvestments	4,393	45,986	5,059	53,086
Redemptions	(221,961)	(2,315,537)	(197,777)	(2,083,296)
Net decrease	(197,787)	$(2,059,769)	(177,337)	$(1,867,921)
Class F
Sales	109,528	$1,149,519	15,779	$165,994
Reinvestments	2,641	27,805	899	9,456
Redemptions	(24,351)	(258,357)	(21,559)	(226,735)
Net increase/(decrease)	87,818	$918,967	(4,881)	$(51,285)
Class Y
Sales	638,668	$6,723,806	428,852	$4,512,001
Reinvestments	62,873	661,552	64,116	674,479
Redemptions	(896,534)	(9,435,804)	(2,198,582)	(23,144,763)
Net decrease	(194,993)	$(2,050,446)	(1,705,614)	$(17,958,283)
Total net decrease	(3,398,412)	$(35,592,593)	(6,646,101)	$(70,016,288)

5. Federal Tax Information
The Trust has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Trust to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Trust has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Trust is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments.
At March 31, 2026, the Trust had capital loss carryforwards of $19,941,524 of which $2,563,037 retains it character of short-term and $17,378,487 retains its character of long-term; both have no expiration. These carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements (Continued)
March 31, 2026
The tax character of distributions paid during the year ended March 31, 2026, were as follows:
	Ordinary Income	Tax Exempt Distributions	Total Distributions Paid*
Hawaiian Tax-Free Trust	$340,740	$10,052,074	$10,392,814

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
The tax character of distributions paid during the year ended March 31, 2025, were as follows:
	Ordinary Income	Tax Exempt Distributions	Total Distributions Paid*
Hawaiian Tax-Free Trust	$378,550	$8,905,608	$9,284,158

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of March 31, 2026, the components of distributable earnings/(loss)  on a tax basis were as follows:
	Capital Loss Carryforward	Undistributed Tax Exempt	Distributions Payable	Unrealized Appreciation/ (Depreciation)
Hawaiian Tax-Free Trust	$(19,941,524)	$166,918	$(164,583)	$(2,884,219)
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.
As of March 31, 2026, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Trust was as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Hawaiian Tax-Free Trust	$365,472,585	$2,761,422	$(5,645,641)	$(2,884,219)
Pursuant to federal income tax rules applicable to regulated investment companies, the Trust may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses ((i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31) as occurring on the first day of the following tax year. For the year ended March 31, 2026, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until April 1, 2026. For the year ended March 31, 2026, the Trust did not have late year ordinary loss deferrals and capital loss deferrals.
6. Concentration of Credit Risk
The Hawaiian Tax-Free Trust primarily invests in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Trust is more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

HAWAIIAN TAX-FREE TRUST
Notes to Financial Statements (Concluded)
March 31, 2026
7. Debt Investment Risk
Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of the Trust’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

HAWAIIAN TAX-FREE TRUST
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Hawaiian Tax-Free Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust (the “Trust”), including the portfolio of investments, as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 26, 2026

HAWAIIAN TAX-FREE TRUST
Shareholder Tax Information
(Unaudited)
The Trust is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Trust’s shareholders in respect of such fiscal year.
The tax character of distributions paid during the year ended March 31, 2026 were as follows:
	Ordinary Income	Tax Exempt Distributions	Total Distributions Paid*
Hawaiian Tax-Free Trust	$340,740	$10,052,074	$10,392,814

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Trust is 100.00%.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Trust to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Trust’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2026. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2027.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Trust, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

HAWAIIAN TAX-FREE TRUST
Other Information
(Unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies.
The Trust’s disclosure of remuneration items is included as part of the Annual Financials and Additional Information.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
The Board of Trustees of the Trust did not approve an investment advisory contract during the Trust’s most recent fiscal half-year. A statement regarding the Board’s considerations with respect to the most recent approval of the renewal of the Investment Advisory Agreement with Bank of Hawaii was included in the Registrant’s Form N-CSR filed for the period ended September 30, 2025.
Proxy Voting
Policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Trust voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 437-1000 and on the Securities and Exchange Commission's (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended June 30 and December 31) as an exhibit to its reports on Form N-PORT. The Trust's portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.

HAWAIIAN TAX-FREE TRUST
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within the Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, the Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (800) 437-1000.

Investment Adviser
Asset Management Group of Bank of Hawaii
111 South King Street, 4th Floor
Honolulu, HI 96813
Administrator
The Bank of New York Mellon
103 Bellevue Parkway
Wilmington, DE 19809
Distributor
Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, ME 04101
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
118 Flanders Road
Westborough, MA 01581
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Legal Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
AQL-HIAR-0326

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The Fund’s disclosure of remuneration items is included as part of the Annual Financials and Additional Information filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Board of Trustees of the Fund did not approve an investment advisory contract during the Fund’s most recent fiscal half-year. A statement regarding the Board’s considerations with respect to the most recent approval of the renewal of the Investment Advisory Agreement with Bank of

Hawaii was included in the Registrant’s Form N-CSR filed for the period ended September 30, 2025.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Hawaiian Tax-Free Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date: June 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date: June 3, 2026

By (Signature and Title)*	/s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and Chief Financial Officer (principal financial officer)

Date: June 3, 2026

* Print the name and title of each signing officer under his or her signature.